POWER OF ATTORNEY
FOR
SECURITIES AND EXCHANGE COMMISSION
AND RELATED FILINGS

___________________________________

The undersigned Trustee of FIRSTHAND FUNDS (the “Trust”) hereby appoints KEVIN LANDIS and OMAR BILLAWALA his attorneys-in-fact and agents, in all capacities, to execute and to file any documents relating to the Registration Statements on Forms N-1A and N-14 under the Investment Company Act of 1940, under the Securities Act of 1933 of the Trusts and under the laws of the states and other jurisdictions, including any and all amendments thereto, covering the registration and the sale of shares by the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including proxy statements and applications for exemptive orders or rulings.  The undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorney-in-facts and agents may lawfully do or cause to be done by virtue hereof.

The undersigned Trustee hereby executes this Power of Attorney as of this 21st day of November, 2008.

/s/ Greg Burglin
Greg Burglin

POWER OF ATTORNEY
FOR
SECURITIES AND EXCHANGE COMMISSION
AND RELATED FILINGS

___________________________________

The undersigned Trustee of FIRSTHAND FUNDS (the “Trust”) hereby appoints KEVIN LANDIS and OMAR BILLAWALA his attorneys-in-fact and agents, in all capacities, to execute and to file any documents relating to the Registration Statements on Forms N-1A and N-14 under the Investment Company Act of 1940, under the Securities Act of 1933 of the Trusts and under the laws of the states and other jurisdictions, including any and all amendments thereto, covering the registration and the sale of shares by the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including proxy statements and applications for exemptive orders or rulings.  The undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorney-in-facts and agents may lawfully do or cause to be done by virtue hereof.

The undersigned Trustee hereby executes this Power of Attorney as of this 9th day of July, 2010.

/s/ Rodney Yee
Rodney Yee